Supplement to the John Hancock International Funds prospectus
                                Dated May 1, 2000



The "Portfolio Managers" section for each of the funds in the International Funds prospectus has been changed as follows:


SUBADVISER

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
-------------------------------------

Team responsible for day-to day investment management

Founded in 1984

Supervised by the adviser




December 14, 2000